Exhibit (j)(1)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 68 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated November 26, 2012 on the financial statements and financial highlights of DWS High Income Fund (a series of DWS Income Trust) included in the Annual Report for the fiscal year ended September 30, 2012 and our report dated December 20, 2012 on the financial statements and financial highlights of DWS Unconstrained Income Fund and DWS Strategic Government Securities Fund (two of the series of DWS Income Trust), included in each Fund’s Annual Report for the fiscal year ended October 31, 2012.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Global High Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 28, 2012 relating to the financial statements and financial highlights which appears in the September 30, 2012 Annual Report to Shareholders of DWS Global Inflation Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 28, 2012 relating to the financial statements and financial highlights which appears in the September 30, 2012 Annual Report to Shareholders of the DWS GNMA Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2012 relating to the financial statements and financial highlights which appears in the September 30, 2012 Annual Report to Shareholders of DWS Short Duration Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 21, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of DWS Ultra-Short Duration Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2013